UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 12, 2000
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press releases dated July
12, 2000 attached as Exhibit 20, relating to the unaudited results for the six months ended June 30, 2000 and the announcement of a 5% stock repurchase program.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press releases dated July
12, 2000 attached as Exhibit 20, relating to the unaudited results for the six months ended June 30, 2000 and the announcement of a 5% stock repurchase program.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 19, 2000                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Releases              Filed herewith
                           Dated July 12, 2000

Exhibit 20

NEWS RELEASE

FOR IMMEDIATE RELEASE
July 12, 2000

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
        UNAUDITED RESULTS SECOND QUARTER 2000 - YEAR-TO-DATE $495,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq NMS/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $495,000 for the six months ended June 30, 2000, an increase of $131,000, or 36.0%, from the $364,000 reported for the same period in 1999. Basic earnings per share were $0.45 in 2000, compared to $0.30 in 1999, while fully diluted earnings per share were $0.44 in 2000, compared to $0.29 in 1999.

Net interest income was $2,922,000 for the six months ended June 30, 2000, compared to $2,827,000 for the first six months in 1999, an increase of $95,000 or 3.4%. The provision for loan losses was $150,000 for the six months ended June 30, 2000 and $273,000 for the same period in 1999. The higher provision in 1999 was primarily due to an increase in the monthly provision for loan losses during 1999, mainly the result of a commercial loan totaling $1.35 million becoming non-performing in late 1998. The company charged-off $800,000 of this loan during the fourth quarter of 1999.

Noninterest income totaled $827,000 in 2000, $45,000, or 5.8%, higher than the $782,000 recorded for the six months ended June 30, 1999. This increase was due primarily to an increase in insurance sales commissions, which totaled $372,000 for the six months ended June 30, 2000, compared to $341,000 for the same period in 1999. Noninterest expense was $2,782,000 in 2000, $64,000, or 2.4%, higher than the $2,718,000 reported for the six months ended June 30, 1999.

Net income totaled $216,000 for the quarter ended June 30, 2000, compared to $152,000 for the quarter ended June 30, 1999. Basic earnings per share for the second quarter of 2000 were $0.20 in 2000, compared to $0.12 in 1999, while fully diluted earnings per share were $0.20 in 2000, compared to $0.12 in 1999.

Total assets at June 30, 2000 were $155.2 million, an increase of $900,000 from total assets of $154.3 million at December 31, 1999.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.



This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the Nasdaq National Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-00-05

Great American Bancorp, Inc.
Consolidated Balance Sheet
June 30, 2000 and December 31, 1999
(in thousands)
                                            June 30, 2000      Dec. 31, 1999
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       5,047      $       5,560
Interest-bearing demand deposits                    2,864              4,453
                                              --------------------------------
 Cash and cash equivalents                          7,911             10,013

Investment securities:
 Available for sale                                 2,972              2,977
 Held to maturity                                   3,277              3,463
Loans                                             131,839            128,431
 Allowance for loan losses                           (823)              (703)
                                            --------------------------------
  Net loans                                       131,016            127,728
Premises and equipment                              7,043              7,188
Federal Home Loan Bank stock                          859                767
Other assets                                        2,176              2,173
                                            --------------------------------
   Total assets                             $     155,254      $     154,309
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       9,719      $       8,565
  Interest bearing                                113,066            114,280
                                            --------------------------------
   Total deposits                                 122,785            122,845


 Federal Home Loan Bank Advances                   10,000              8,000
 Other liabilities                                  1,725              1,693
                                            --------------------------------
   Total liabilities                              134,510            132,538
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    19,996             19,968
Retained earnings --
 substantially restricted                          16,775             16,521
Net unrealized loss on securities
 available for sale                                   (16)               (13)
                                            --------------------------------
                                                   36,776             36,497
Less:
 Treasury stock - 940,835 and
  829,035 shares                                  (15,537)           (14,019)
 Unearned employee stock
  ownership plan shares                              (304)              (410)
 Unearned incentive plan shares                      (191)              (297)
                                            --------------------------------
                                                  (16,032)           (14,726)
                                            --------------------------------
Total stockholders' equity                         20,744             21,771
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     155,254      $     154,309
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Six Months Ended June 30, 2000 and 1999
(unaudited, in thousands, except share data)


                                                     2000               1999
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      5,216      $       5,016
 Investment securities
  Taxable                                             226                 58
  Tax exempt                                            7                 18
 Deposits with financial
  institutions and other                              139                382
                                            --------------------------------
   Total interest income                            5,588              5,474
                                            --------------------------------
Interest expense:
 Deposits                                           2,449              2,398
 Other                                                217                249
                                            --------------------------------
   Total interest expense                           2,666              2,647
                                            --------------------------------
   Net interest income                              2,922              2,827
Provision for loan losses                             150                273
                                            --------------------------------
   Net interest income after
     provision for loan losses                      2,772              2,554
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 95                 76
 Insurance sales commissions                          372                341
 Service charges on deposit accounts                  273                267
 Loan servicing fees                                   10                  9
 Other customer fees                                   72                 77
 Other income                                           5                 12
                                            --------------------------------
   Total noninterest income                           827                782
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                     1,512              1,478
 Net occupancy expenses                               341                304
 Equipment expenses                                   296                211
 Data processing fees                                  40                 30
 Deposit insurance expense                             13                 36
 Printing and office supplies                         135                136
 Legal and professional fees                          105                172
 Directors and committee fees                          49                 51
 Insurance expense                                     22                 25
 Marketing and advertising expenses                    87                 85
 Other expenses                                       182                190
                                            --------------------------------
   Total noninterest expense                        2,782              2,718
                                            --------------------------------
   Income before income tax                           817                618
Income tax expense                                    322                254
                                            --------------------------------
   Net income                               $         495      $         364
                                            ================================
Earnings per share:
 Basic                                      $        0.45      $        0.30
                                            ================================
 Diluted                                    $        0.44      $        0.29
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended June 30, 2000 and 1999
(unaudited, in thousands, except share data)


                                                     2000               1999
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,626      $       2,501
 Investment securities
  Taxable                                             113                 20
  Tax exempt                                            3                 10
 Deposits with financial
  institutions and other                               78                186
                                            --------------------------------
   Total interest income                            2,820              2,717
                                            --------------------------------
Interest expense:
 Deposits                                           1,244              1,193
 Other                                                108                134
                                            --------------------------------
   Total interest expense                           1,352              1,327
                                            --------------------------------
   Net interest income                              1,468              1,390
Provision for loan losses                              75                150
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,393              1,240
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 45                 51
 Insurance sales commissions                          155                131
 Service charges on deposit accounts                  139                136
 Loan servicing fees                                    6                  4
 Other customer fees                                   38                 42
 Other income                                           5                 12
                                            --------------------------------
   Total noninterest income                           388                376
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       757                738
 Net occupancy expenses                               179                155
 Equipment expenses                                   150                104
 Data processing fees                                  20                 15
 Deposit insurance expense                              7                 18
 Printing and office supplies                          70                 65
 Legal and professional fees                           54                 82
 Directors and committee fees                          24                 25
 Insurance expense                                     11                 13
 Marketing and advertising expenses                    49                 45
 Other expenses                                        99                 95
                                            --------------------------------
   Total noninterest expense                        1,420              1,355
                                            --------------------------------
   Income before income tax                           361                261
Income tax expense                                    145                109
                                            --------------------------------
   Net income                               $         216      $         152
                                            ================================
Earnings per share:
 Basic                                      $        0.20      $        0.12
                                            ================================
 Diluted                                    $        0.20      $        0.12
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                            June 30, 2000      June 30, 1999
----------------------------------------------------------------------------
Total assets                                $     155,254      $     154,604
Total loans, net                                  131,016            126,638
Loan loss reserve                                     823              1,202
Non-performing assets                                 717              1,603
Non-performing assets to total assets               0.46%              1.04%
Allowance for loan losses to total assets           0.53%              0.78%
Investment securities                               6,249              4,527
Total deposits                                    122,785            120,929
Checking deposits                                  25,171             24,288
Money market deposits                              10,175              8,344
Passbook savings deposits                          14,584             14,943
Certificates of deposit                            72,855             73,354
Total stockholders' equity                         20,744             22,482
 NEWS RELEASE


FOR IMMEDIATE RELEASE
July 12, 2000

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
               Announces a New 5% Stock Repurchase Program

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq NMS/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, announced that its Board of Directors has authorized an additional common stock repurchase of up to 55,184 shares. This amount is equal to five percent of the Company's current outstanding shares of 1,111,915 less 8,231 shares remaining to be repurchased under a stock repurchase program approved in April 2000. Under the program approved in April, the Company has repurchased 50,614 shares at an average price of $14.52 per share. Stock to be repurchased under these repurchase programs will be made in open market transactions, subject to the availability of stock and market conditions, and will commence as soon as practicable.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the Nasdaq National Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-2000-06



                              For the Three Months        For the Six Months
                                  Ended June                  Ended June
                                2000       1999             2000       1999
                                  (unaudited)                 (unaudited)
----------------------------------------------------------------------------
Net interest margin             4.16%      3.91%            4.17%      4.00%
ROA (annualized)                0.56%      0.39%            0.64%      0.47%
ROE (annualized)                4.12%      2.71%            4.66%      3.19%